UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (date of earliest event reported) January 2, 2004
                                                 ---------------


                   ING USA Annuity and Life Insurance Company
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             (Exact name of registrant as specified in its charter)


Iowa     333-104539, 333-104546, 333-57212, 333-104548, 333-104547    41-0991508
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(State or other       (Commission File Number)                  (IRS employer
jurisdiction of                                              identification no.)
incorporation)


1475 Dunwoody Drive, West Chester, Pennsylvania                      19380-1478
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code (610) 425-3400
                                                   --------------

                     Golden American Life Insurance Company
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         (Former name or former address, if changed since last report.)

                                      INDEX



                                                                           Page
                                                                           ----

Item 2.   Acquisition or Disposition of Assets                               3

Item 5.   Other Events                                                       3

Item 7.   Financial Statements and Exhibits                                  5

          (a) Financial Statements of Business Acquired                      5
          (b) Pro Forma Financial Information in Accordance
              with Accounting  Principles Generally Accepted
              in the United States of America                                5
          (c) Exhibits                                                      14


Item 2.   Acquisition or Disposition of Assets

          On January 1, 2004 (the "merger date"), Equitable Life Insurance Company of Iowa ("ELIC"), USG Annuity & Life Company ("USG"), and
          United Life & Annuity Insurance Company ("ULA") (the "Merger Companies"), merged with and into Golden American Life Insurance
          Company ("Golden"). Also on January 1, 2004, immediately after the merger, Golden changed its name to ING USA Annuity and Life Insurance Company ("ING USA" or the "Company"). As of the merger date, the Merger Companies ceased to exist and were succeeded by the Company. ING USA is domiciled in Iowa and is a wholly-owned subsidiary of Lion Connecticut Holdings Inc., which is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands.

          Statement of Financial Accounting Standards No. 141, Business Combinations, excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board Opinion No. 16, Business Combinations ("APB 16"), provide a source of guidance for such transactions. In accordance with APB 16, financial information of the combined entity is presented as if the entities had been combined for the full year, and all comparative financial statements are restated and presented as if the entities had previously been combined, in a manner similar to a pooling-of-interests.

          Prior to the merger date, the Merger Companies were affiliated companies of ING USA and indirect, wholly-owned subsidiaries of ING. ELIC was domiciled in Iowa and offered various insurance products, including deferred and immediate annuities, variable annuities, and interest sensitive and traditional life insurance. ULA was also domiciled in Iowa and primarily offered annuity related insurance products, as well as life and health insurance that was ceded to other insurers. USG was domiciled in Oklahoma and offered various insurance products, including deferred fixed annuities, immediate annuities, and interest-sensitive life insurance.

          Each Board of Directors and each sole shareholder of the Merger Companies and the Board of Directors and sole shareholder of the Company approved the merger plan on June 25, 2003 (see Exhibit 99.8). The State of Iowa Insurance Division and the Department of Insurance of the State of Oklahoma also approved the merger.


Item 5.   Other Events

          Golden was renamed from "Golden American Life Insurance Company" to "ING USA Annuity and Life Insurance Company." The name change occurred immediately after the merger of ELIC, USG, and ULA with and into Golden, with the Company remaining as the surviving corporation under the name ING USA Annuity and Life Insurance Company.

          The Company, formerly a Delaware insurance company, changed its state of domicile from Delaware to Iowa and became an Iowa insurance company immediately prior to the merger of ELIC, USG, and ULA, with and into Golden. On July 16, 2003, the Insurance Division of the State of Iowa approved the Restated Articles of Incorporation, effectively approving the re-domestication of the Company. The re-domestication was effective on January 1, 2004.

Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements of Businesses Acquired

               Included are the financial statements of ELIC (the survivor to the merger with Ameribest Life Insurance Company, an affiliate, on January 1, 2003), USG, and ULA, prepared in conformity with statutory accounting principles ("SAP") (financial statements for these entities were not historically prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP")). These statements include audited statutory basis financial statements for the years ended December 31, 2002 and 2001, as well as unaudited statutory basis financial statements for the nine months ended September 30, 2003 and September 30, 2002 (financial statements for the three months ended September 30 are not required for statutory purposes).

               See (c) Exhibits for financial statements.

          (b) Pro Forma Financial Information in Accordance with Accounting Principles Generally Accepted in the United States of America

               Unaudited Pro Forma  Condensed  Consolidated  Balance Sheet as of
                 September  30, 2003
               Unaudited Pro Forma Condensed  Consolidated  Statements of Income
                 for the Nine Months Ended September 30, 2003 and 2002
               Unaudited Pro Forma Condensed  Consolidated  Statements of Income
                 for the Years Ended December 31, 2002, 2001, and 2000
               Notes to Unaudited  Pro Forma  Condensed  Consolidated  Financial
                 Statements as of September 30, 2003, and for the periods ended December 31, 2002, 2001, and 2000, and September 30, 2003 and 2002

               The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of ING USA, ELIC, USG, and ULA, and has been prepared to illustrate the effects of the merger of ELIC, USG, and ULA, with and into Golden. The unaudited pro forma condensed consolidated financial information is presented for illustration purposes only, and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated, nor is it necessarily indicative of future operating results or financial position of the consolidated company.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
September 30, 2003
--------------------------------------------------------------------------------



                                                                                                        Pro Forma       Pro Forma
(Millions)                                      ING USA         ELIC          USG          ULA         Adjustments     Consolidated
                                             -------------  ------------  ------------  ---------  -----------------   -------------
Assets
Investments:
  Fixed maturities, available for sale,
    at fair value                            $    5,458.8   $   3,800.2   $   6,337.5   $  611.7   $        -          $   16,208.2
  Equity securities, at fair value:
    Common stock                                        -          20.5             -          -            -                  20.5
    Preferred stock                                     -           0.4           1.3          -            -                   1.7
    Investment in mutual funds                        9.3         120.0             -          -            -                 129.3
    Investment in subsidiaries                          -       1,878.8             -          -     (1,878.8)(1)                 -
    Mortgage loans on real estate                   770.3         954.3       1,501.3       38.0            -               3,263.9
    Real estate                                         -           3.0           3.7          -            -                   6.7
    Policy loans                                     17.2         127.9          31.9        0.9            -                 177.9
    Short-term investments                              -         127.2          22.0          -            -                 149.2
    Other investments                                26.6         207.0         (77.3)       8.4       (135.0)(2)              29.7
                                             -------------  ------------  ------------  ---------  -----------------   -------------
Total investments                                 6,282.2       7,239.3       7,820.4      659.0     (2,013.8)             19,987.1

Cash and cash equivalents                            55.5          22.3         570.7        2.0            -                 650.5
Accrued investment income                            64.5          48.5          77.8        7.0            -                 197.8
Reinsurance recoverable                              14.3           6.4           0.7          -            -                  21.4
Receivable for securities sold                       21.7          37.5          58.1       14.9            -                 132.2
Deferred policy acquisition costs                   796.9         791.5         145.8        2.8            -               1,737.0
Value of business acquired                            8.7          70.2          33.8        3.3            -                 116.0
Other assets                                         16.2           9.4           1.4       (0.1)           -                  26.9
Assets held in separate accounts                 14,692.5         980.4             -       60.8            -              15,733.7
                                             -------------  ------------  ------------  ---------  -----------------   -------------
Total assets                                 $   21,952.5   $   9,205.5   $   8,708.7   $  749.7   $ (2,013.8)         $   38,602.6
                                             =============  ============  ============  =========  =================   =============

Liabilities and Shareholder's Equity
Policy liabilities and accruals:
  Future policy benefits and
    claims reserves                          $    5,395.9   $   5,449.0   $   7,266.4   $  577.5   $        -          $   18,688.8
Notes to affiliates                                 170.0             -             -          -       (135.0)(2)              35.0
Due to affiliates                                     9.1          22.2          20.7        1.3            -                  53.3
Payables for securities purchased                    42.4          66.6          83.3       14.8            -                 207.1
Borrowed money                                      111.0         207.8         784.6          -            -               1,103.4
Current income taxes                                 22.2         (19.3)        (22.4)      (1.7)           -                 (21.2)
Deferred income taxes                               129.3         (75.2)        (47.8)      (8.9)           -                  (2.6)
Other liabilities                                    36.4          99.4          88.8        1.7            -                 226.3
Liabilities related to separate accounts         14,692.5         980.4             -       60.7            -              15,733.6
                                             -------------  ------------  ------------  ---------  -----------------   -------------
Total liabilities                                20,608.8       6,730.9       8,173.6      645.4       (135.0)             36,023.7
                                             -------------  ------------  ------------  ---------  -----------------   -------------
Shareholder's equity
  Common stock                                        2.5           5.0           2.5        8.4        (15.9)(1)(3)            2.5
  Additional paid-in capital                      1,358.4       3,600.3       1,468.2      188.7     (2,815.7)(1)(3)        3,799.9
  Accumulated other comprehensive income             77.0         289.7         130.6       13.6       (207.6)(1)             303.3
  Retained deficit                                  (94.2)     (1,420.4)     (1,066.2)    (106.4)     1,160.4 (1)          (1,526.8)
                                             -------------  ------------  ------------  ---------  -----------------   -------------
Total shareholder's equity                        1,343.7       2,474.6         535.1      104.3     (1,878.8)              2,578.9
                                             -------------  ------------  ------------  ---------  -----------------   -------------
Total liabilities and shareholder's equity   $   21,952.5   $   9,205.5   $   8,708.7   $  749.7   $ (2,013.8)         $   38,602.6
                                             =============  ============  ============  =========  =================   =============

Unaudited Pro Forma Condensed Consolidated Statement of Income for the
9 Months Ended September 30, 2003
--------------------------------------------------------------------------------


                                                                                                        Pro Forma        Pro Forma
(Millions)                                      ING USA         ELIC          USG          ULA         Adjustments     Consolidated
                                             -------------  ------------  -----------  -----------  ----------------   -------------
Revenue:
  Premiums                                   $          -   $      20.6   $      0.7   $        -   $         -        $       21.3
  Fee income                                        221.2          35.6         11.2          1.8             -               269.8
  Net investment income                             167.8         221.1        345.9         27.3          (7.6)(2)           754.5
  Net realized capital gains (losses)                87.8          (1.5)        (0.6)         8.9             -                94.6
  Other income (loss)                                (0.1)          6.3          1.0            -             -                 7.2
                                             -------------  ------------  -----------  -----------  ----------------   -------------
Total revenue                                       476.7         282.1        358.2         38.0          (7.6)            1,147.4
                                             -------------  ------------  -----------  -----------  ----------------   -------------
Benefits, losses and expenses:
  Benefits:
    Interest credited and other
      benefits to policyholders                     271.7         226.0        276.3         20.0             -               794.0
  Underwriting, acquisition, and
    insurance expenses:
      General expenses                               81.7          45.0         26.2          2.4             -               155.3
      Commissions                                   175.2          26.6         34.1          0.4             -               236.3
      Policy acquisition costs deferred            (150.3)       (151.3)       (43.3)        (0.3)            -              (345.2)
  Amortization of deferred policy
     acquisition costs and value of
     business acquired                              129.9          56.1         44.5          5.7             -               236.2
  Other:
    Expense and charges reimbursed
      under modified coinsurance agreements         (88.8)         89.3            -            -             -                 0.5
    Interest expense                                 10.3           5.0          4.6            -          (7.6)(2)            12.3
                                             -------------  ------------  -----------  -----------  ----------------   -------------
Total benefits, losses and expenses                 429.7         296.7        342.4         28.2          (7.6)            1,089.4
                                             -------------  ------------  -----------  -----------  ----------------   -------------
Income (loss) before income taxes                    47.0         (14.6)        15.8          9.8             -                58.0
Income tax expense (benefit)                          7.3          (5.6)         5.5          3.4             -                10.6
Equity in subsidiaries                                  -          50.0            -            -         (50.0)(4)               -
                                             -------------  ------------  -----------  -----------  ----------------   -------------
Net income (loss)                            $       39.7   $      41.0   $     10.3   $      6.4   $     (50.0)       $       47.4
                                             =============  ============  ===========  ===========  ================   =============

Unaudited Pro Forma Condensed Consolidated Statement of Income for the
9 Months Ended September 30, 2002
--------------------------------------------------------------------------------



                                                                                                        Pro Forma       Pro Forma
(Millions)                                      ING USA         ELIC          USG          ULA         Adjustments     Consolidated
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Revenue:
  Premiums                                   $          -   $      23.4   $      0.9   $        -   $         -        $       24.3
  Fee income                                        167.3          42.0         16.1          3.0             -               228.4
  Net investment income                             132.3         162.9        293.8         33.3          (9.6)(2)           612.7
  Net realized capital gains (losses)                 0.4         (34.3)       (55.2)        (6.9)            -               (96.0)
  Other income (loss)                                   -           6.3          2.0            -             -                 8.3
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Total revenue                                       300.0         200.3        257.6         29.4          (9.6)              777.7
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Benefits, losses and expenses:
  Benefits:
    Interest credited and other
      benefits to policyholders                     212.1         178.3        274.2         20.3             -               684.9
  Underwriting, acquisition, and
    insurance expenses:
      General expenses                              106.1          36.2         24.4          1.2             -               167.9
      Commissions                                   239.8          33.7         60.3          0.4             -               334.2
      Policy acquisition costs deferred            (242.9)       (145.3)       (66.2)           -             -              (454.4)
  Amortization of deferred policy
    acquisition costs and value of
    business acquired                               129.2          72.5         36.3          3.4             -               241.4
  Other:
    Expense and charges reimbursed
      under modified coinsurance
      agreements                                    (77.6)         74.1            -            -             -                (3.5)
    Interest expense                                 12.7           5.1          4.6            -          (9.6)(2)            12.8
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Total benefits, losses and expenses                 379.4         254.6        333.6         25.3          (9.6)              983.3
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Income (loss) before income taxes                   (79.4)        (54.3)       (76.0)         4.1             -              (205.6)
Income tax expense (benefit)                        (25.7)        (19.5)       (26.6)         1.4             -               (70.4)
Equity in subsidiaries                                  -        (103.1)           -            -         103.1(4)                -
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Income (loss) before cumulative effect
  of change in accounting principle          $      (53.7)  $    (137.9)  $    (49.4)  $      2.7   $     103.1        $     (135.2)
                                             =============  ============  ===========  ===========  =================  =============

Unaudited Pro Forma Condensed Consolidated Statement of Income for the
Year Ended December 31, 2002
--------------------------------------------------------------------------------



                                                                                                        Pro Forma        Pro Forma
(Millions)                                      ING USA         ELIC          USG          ULA         Adjustments     Consolidated
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Revenue:
  Premiums                                   $          -   $      30.2   $      1.1   $        -   $           -      $       31.3
  Fee income                                        204.0          54.0         20.0          3.7               -             281.7
  Net investment income                             197.7         249.7        416.6         44.1           (12.2)(2)         895.9
  Net realized capital gains (losses)                 4.2         (43.7)       (65.7)         2.1               -            (103.1)
  Other income (loss)                                 3.5          10.3          2.4          0.1               -              16.3
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Total revenue                                       409.4         300.5        374.4         50.0           (12.2)          1,122.1
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Benefits, losses and expenses:
  Benefits:
    Interest credited and other
      benefits to policyholders                     276.5         246.0        370.5         26.8               -             919.8
  Underwriting, acquisition, and
    insurance expenses:
      General expenses                              139.7          46.5         33.0          1.0               -             220.2
      Commissions                                   288.7          41.5         71.7          0.6               -             402.5
      Policy acquisition costs deferred            (292.2)       (186.6)       (80.2)           -               -            (559.0)
  Amortization of deferred policy
    acquisition costs and value
    of business acquired                            127.8         126.0         44.5          3.8               -             302.1
  Other:
    Expense and charges reimbursed
      under modified coinsurance
      agreements                                   (104.9)        100.9            -            -               -              (4.0)
    Interest expense                                 16.0           6.9          6.1            -           (12.2)(2)          16.8
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Total benefits, losses and expenses                 451.6         381.2        445.6         32.2           (12.2)          1,298.4
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Income (loss) before income taxes                   (42.2)        (80.7)       (71.2)        17.8               -            (176.3)
Income tax expense (benefit)                        (12.5)        (29.0)       (24.9)         6.2               -             (60.2)
Equity in subsidiaries                                  -         (76.0)           -            -            76.0(4)              -
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Income (loss) before cumulative effect
  of change in accounting principle          $      (29.7)  $    (127.7)  $    (46.3)  $     11.6   $        76.0      $    (116.1)
                                             =============  ============  ===========  ===========  =================  =============

Unaudited Pro Forma Condensed Consolidated Statement of Income for the
Year Ended December 31, 2001
--------------------------------------------------------------------------------



                                                                                                        Pro Forma        Pro Forma
(Millions)                                      ING USA         ELIC           USG         ULA         Adjustments     Consolidated
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Revenue:
  Premiums                                   $          -   $      33.2   $      1.1   $        -   $           -      $       34.3
  Fee income                                        188.9          56.7         23.9          4.8               -             274.3
  Net investment income                              94.4         234.7        481.0         54.1           (14.3)(2)         849.9
  Net realized capital gains (losses)                (6.5)        (32.7)       (55.5)         1.3               -             (93.4)
  Other income (loss)                                   -           9.4          1.4            -               -              10.8
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Total revenue                                       276.8         301.3        451.9         60.2           (14.3)          1,075.9
                                             -------------  ------------  -----------  -----------  -----------------  -------------

Benefits, losses and expenses:
  Benefits:
    Interest credited and other
      benefits to policyholders                     209.0         179.2        356.1         38.9               -             783.2
  Underwriting, acquisition, and
    insurance expenses:
      General expenses                              119.9          94.7         23.3          3.3               -             241.2
      Commissions  C                                232.4          51.0         35.4          0.7               -             319.5
      Policy acquisition costs deferred            (128.2)       (312.6)       (47.1)        (0.6)              -            (488.5)
  Amortization of deferred policy
    acquisition costs and value of
    business acquired                                49.6          55.6         65.3          4.4               -             174.9
  Goodwill                                            4.2          13.0         19.1          1.1               -              37.4
  Other:
    Expense and charges reimbursed
      under modified coinsurance
      agreements                                   (225.6)        224.6            -            -               -              (1.0)
    Interest expense                                 19.4           7.3         10.8          0.3           (14.3)(2)          23.5
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Total benefits, losses and expenses                 280.7         312.8        462.9         48.1           (14.3)          1,090.2
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Income (loss) before income taxes                    (3.9)        (11.5)       (11.0)        12.1               -             (14.3)
Income tax expense (benefit)                          0.1           0.5          2.8          4.6               -               8.0
Equity in subsidiaries                                  -         (17.8)           -            -            17.8(4)              -
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Net income (loss)                            $       (4.0)  $     (29.8)  $    (13.8)  $      7.5   $        17.8      $      (22.3)
                                             =============  ============  ===========  ===========  =================  =============

Unaudited Pro Forma Condensed Consolidated Statement of Income for the
Year Ended December 31, 2000
--------------------------------------------------------------------------------


                                                                                                        Pro Forma        Pro Forma
(Millions)                                       ING USA         ELIC         USG          ULA         Adjustments     Consolidated
                                             -------------  ------------  -----------  -----------  -----------------  -------------

Revenue:
  Premiums                                   $          -   $      33.0   $      2.3   $        -   $           -      $       35.3
  Fee income                                        167.9          68.7         42.5          7.6               -             286.7
  Net investment income                              64.1         198.6        506.1         60.8           (14.3)(2)         815.3
  Net realized capital gains (losses)                (6.6)        (25.8)       (84.8)        (8.2)              -            (125.4)
  Other income (loss)                                   -          10.0          1.4            -               -              11.4
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Total revenue                                       225.4         284.5        467.5         60.2           (14.3)          1,023.3
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Benefits, losses and expenses:
  Benefits:
    Interest credited and other
      benefits to policyholders                     199.9         183.7        352.6         44.1               -             780.3
  Underwriting, acquisition, and
    insurance expenses:
      General expenses                               89.5          86.4         10.8          2.5               -             189.2
      Commissions                                   213.7          70.7         41.3          3.9               -             329.6
      Policy acquisition costs deferred            (168.4)       (303.1)       (59.3)        (4.1)              -            (534.9)
   Amortization of deferred policy
     acquisition costs and value of
     business acquired                               60.0          31.8         18.8          2.9               -             113.5
   Goodwill                                           4.2          13.0         19.1          1.1               -              37.4
   Other:
     Expense and charges reimbursed
       under modified coinsurance
       agreements                                  (225.8)        218.8            -            -               -              (7.0)
     Interest expense                                19.9           2.8          0.8            -           (14.3)(2)           9.2
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Total benefits, losses and expenses                 193.0         304.1        384.1         50.4           (14.3)            917.3
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Income (loss) before income taxes                    32.4         (19.6)        83.4          9.8               -             106.0
Income tax expense (benefit)                         13.2          (2.2)        35.8          3.8               -              50.6
Equity in subsidiaries                                  -          66.8            -            -           (66.8)(4)             -
                                             -------------  ------------  -----------  -----------  -----------------  -------------
Net income (loss)                            $       19.2   $      49.4   $     47.6   $      6.0   $       (66.8)     $       55.4
                                             =============  ============  ===========  ===========  =================  =============

1.   Pro Forma Consolidation

     Statement of Financial Accounting Standards No. 141, Business Combinations ("FAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board Opinion No. 16, Business Combinations ("APB 16"), provide a source of guidance for such transactions. In accordance with APB 16, financial information of the combined entity is presented as if the entities had been combined for the full year, and all comparative financial statements are restated and presented as if the entities had previously been combined, in a manner similar to a pooling-of-interests.

     The unaudited pro forma condensed consolidated financial statements have been prepared in a manner similar to a pooling-of-interests, in accordance with the provisions of APB 16 in order to present the condensed financial position and results of operations of ING USA Annuity and Life Insurance Company ("ING USA"), Equitable Life Insurance Company of Iowa ("ELIC"), United Life & Annuity Insurance Company ("ULA"), and USG Annuity & Life Company ("USG"), as if the entities had previously been combined. The unaudited pro forma condensed consolidated balance sheet and income statements give effect to the consolidation transaction as if it had occurred on September 30, 2003 and January 1, 2000, respectively.

     Following is a description of the pro forma adjustments that have been made to the financial statements. All pro forma adjustments are elimination entries related to intercompany transactions between the entities, as required by accounting principles generally accepted in the United States of America. There were no other pro forma adjustments.

     (1) Prior to the merger, ING USA and USG were wholly owned subsidiaries of ELIC. The pro forma adjustment eliminates the ELIC investment in ING USA and USG subsidiaries.

     (2) Prior to the merger, ING USA had an outstanding surplus note payable to ELIC. The pro forma adjustment eliminates the surplus note and related interest between ING USA and ELIC.

     (3) All of the shares of capital stock of ELIC, USG, and ULA, will be canceled and retired, and ceased to exist, as of the merger with ING USA.

     (4) Prior to the merger, ING USA and USG were wholly owned subsidiaries of ELIC. The pro forma adjustment eliminates the ELIC equity in ING USA and USG income.

2.   Accounting for Goodwill and Intangible Assets

     The cumulative effect of change in accounting principle for the unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2002, and the year ended December 31, 2002, reflects the adoption of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, ("FAS 142"). During 2002, ING USA and the Merger Companies adopted FAS 142.

     The adoption of this standard resulted in an impairment loss of $1,298.5 million in 2002. This impairment loss represented the entire carrying amount of goodwill, net of accumulated amortization, and is recorded as a change in accounting principle for the nine months ended September 30, 2002 and the year ended December 31, 2002.

     Effective January 1, 2002, ING USA and the Merger Companies applied the non-amortization provision (net of tax) of the new standard, which resulted in an increase in net income of $37.0 million for the twelve months ended December 31, 2002. Had ING USA and the Merger Companies been accounting for goodwill under FAS 142 for all periods presented, the Company's net income
     (loss) would have been as follows:



                                                                                    Year ended        Year ended
                                                                                   December 31,      December 31,
     (Millions)                                                                        2001              2000
                                                                                  --------------    --------------

     Pro forma consolidated net income (loss)                                     $      (22.3)     $        55.4

     Add back goodwill amortization, net of tax                                           37.0               37.0
                                                                                  --------------    --------------
     Adjusted pro forma consolidated net income                                   $       14.7      $        92.4
                                                                                  ==============    ==============


3.   Statutory Merger

     On January 1, 2003, Ameribest Life Insurance Company ("AMB"), an affiliated life insurance company domiciled in Georgia, was merged with ELIC.

     As FAS 141 excludes transfers of net assets or exchanges of shares between entities under common control, the merger was based on certain provisions under APB 16, which provide a source of guidance for such transactions.

     The unaudited pro forma condensed consolidated financial statements have been prepared in a manner similar to a pooling-of-interests, in accordance with the provisions of APB 16, in order to present the condensed results of operations of ELIC and AMB as if the entities had previously been combined. The pro forma condensed consolidated income statements give effect to the consolidation transaction as if it had occurred on January 1, 2000.

     The September 30, 2002, balances within the September 30, 2003, statutory financial statements have been restated as a result of this merger (see
     Exhibit 99.5).



     (c)    Exhibits

            Reference
            Number            Page       Exhibit Description

            99.1              1-44       Audited statutory basis financial  statements for the years ended December 31,  2002 and
                                         2001,  for Equitable  Life Insurance  Company of Iowa,  including  Report of Independent
                                         Auditors.

            99.2              1-27       Audited statutory  basis financial statements for the years  ended December 31, 2002 and
                                         2001, for Ameribest Life Insurance Company, including Report of Independent Auditors.

            99.3              1-4        Unaudited  statutory basis financial  statements for the nine months ended September 30,
                                         2003 and 2002, for Equitable Life  Insurance  Company of Iowa  (including the effects of the merger with Ameribest Life Insurance Company, an affiliate).

            99.4              1-35       Audited statutory basis financial  statements for the years ended December 31,  2002 and
                                         2001, for USG Annuity & Life Company, including Report of Independent Auditors.

            99.5              1-4        Unaudited statutory  basis financial  statements for the nine months ended September 30,
                                         2003 and 2002, for USG Annuity & Life Company.

            99.6              1-34       Audited statutory basis financial  statements for the years ended December 31,  2002 and
                                         2001,  for United Life & Annuity  Insurance  Company,  including  Report of  Independent
                                         Auditors.

            99.7              1-4        Unaudited  statutory basis financial  statements for the nine months ended September 30,
                                         2003 and 2002, for United Life & Annuity Insurance Company.

            99.8              1-4        Agreement  and plan of  merger  of USG  Annuity  & Life  Company,  United  Life & Annuity
                                         Insurance  Company,  and Equitable  Life Insurance  Company of Iowa into Golden  American
                                         Life Insurance Company to be renamed ING USA Annuity & Life Insurance Company

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ING USA Annuity and Life Insurance Company
                               -------------------------------------------------
                                                (Registrant)



Date  January 2, 2004          /s/ David A. Wheat
      ---------------          -------------------------------------------------
                               David A. Wheat
                               Senior Vice President and Chief Financial Officer



                               /s/ Keith Gubbay
                               -------------------------------------------------
                               Keith Gubbay
                               President